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                     SUPPLEMENT DATED JANUARY 22, 2018 TO
              PROSPECTUS DATED MAY 1, 2017 (AS SUPPLEMENTED) FOR
   GROUP NON-QUALIFIED AND QUALIFIED CONTRACTS FOR IMMEDIATE VARIABLE INCOME
                                   ANNUITIES
                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY
                                  THROUGH ITS
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

This supplement notifies you of the discontinuation of sales of the MetLife Personal Income Plus Immediate Variable Annuity Contracts issued by Metropolitan Life Insurance effective March 30, 2018. In addition, no new Participants will be accepted for existing group contracts effective March 30, 2018.

For existing Contract Owners and existing named Participants under such group Contracts, there is no change to Your Contract or Certificate. You will still have all rights and benefits under Your Contract and Certificate.

Your Account Value will continue to be allocated in accordance with the Investment Division ("Division") allocation instructions you provided until You revise them in accordance with the terms of your Certificate.